Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

EQUITY LIFESTYLE PROPERTIES, INC.

OFFER TO ACQUIRE
EACH OUTSTANDING SHARE OF
8.034% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK
FOR
ONE DEPOSITARY SHARE REPRESENTING 1/100th OF A SHARE OF
NEWLY CREATED
6.75% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK, PLUS
CASH IN AN AMOUNT EQUAL TO THE AMOUNT OF ALL UNPAID DIVIDENDS ACCRUED ON
SUCH SERIES A SHARE THROUGH AND INCLUDING THE EXPIRATION DATE

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 7, 2012, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

Delivery of this Letter of Transmittal to an address other than as set forth below, or transmission of this Letter of Transmittal via facsimile, will not constitute a valid delivery. Method of delivery of all documents, including the certificate(s) is at the option and risk of the owner thereof. Delivery will be deemed made only when actually received by the Depository See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail, hand, express mail, courier,
or other expedited service:
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

Pursuant to the offer of Equity LifeStyle Properties, Inc. (the “Company”) to exchange each share of the Company’s outstanding 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Shares”) for (i) one depositary share (a “Depositary Share”) representing 1/100th of a share of the Company’s newly created 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, plus (ii) cash in an amount equal to the amount of unpaid dividends accrued on such tendered Series A Share through and including the Expiration Date, the undersigned encloses herewith and surrenders the following certificate(s) representing Series A Shares:

DESCRIPTION OF SERIES A SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Series A Shares Tendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Series A Shares Represented by Certificate(s)*	Book Entry Series A Shares Tendered	Number of Series A Shares Tendered**

Total Shares

* Need not be completed by book-entry stockholders.

** Unless otherwise indicated, it will be assumed that all Series A Shares represented by certificates described above are being surrendered hereby. Please see election below for prorated tender if maximum permitted ownership percentages must be maintained.

*** Please indicate the total number of beneficial owners represented by this exchange.
Total number of beneficial owners represented by this exchange:***

2

                    PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                    IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MACKENZIE PARTNERS, INC. AT (800) 322-2885.

                    You have received the Offer to Exchange, dated August 9, 2012 (the “Offer to Exchange” and, together with this Letter of Transmittal, the “Offer”) and this Letter of Transmittal in connection with the offer of Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”) to acquire each outstanding share of the Company’s 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock (the “Series A Shares”) that is duly tendered and not withdrawn in exchange for (i) one depositary share (a “Depositary Share”) representing 1/100th of a share of the Company’s newly created 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share with a liquidation value equal to $25.00 per Depositary Share, plus (ii) cash in an amount equal to the amount of unpaid dividends accrued on such tendered Series A Share through and including the Expiration Date.

                    The Company reserves the right, at any time or from time to time, to extend the Offer, in which event the term “Expiration Date” shall mean the latest time and date to which the Offer is extended. The Company shall issue a press release announcing the extension no later than 9:00 a.m., New York City Time, on the next business day after the previously scheduled Expiration Date.

                    This Letter of Transmittal is to be completed by holders of Series A Shares (i) if certificates evidencing Series A Shares (the “Share Certificates”) are to be forwarded herewith or (ii) if delivery of the Series A Shares is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the “Depositary”) at The Depository Trust Company (“DTC”) pursuant to the book-entry transfer procedure described in the section of the Offer to Exchange entitled “The Offer – Procedure for Tendering”.

                    Delivery of documents to DTC will not constitute delivery to the Depositary.

                    You should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to make with respect to the Offer. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

                    None of the Company’s officers, the Company’s employees, the Company’s Board of Directors, the Information Agent or the Depositary is making a recommendation to any holder of Series A Shares as to whether to tender Series A Shares in the Offer. Each holder must make its, his or her own investment decision regarding the Offer based upon its, his or her assessment of the market value of the Series A Shares, the prospective value of the Depositary Shares, its, his or her investment objectives and any other factors it, he or she deems relevant.

☐

CHECK HERE IF TENDERED SERIES A SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:

DTC Participant
Number:

Transaction Code
Number:

☐

CHECK HERE IF TENDERED SERIES A SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant
Number:

Date of Execution of Notice of Guaranteed
Delivery:

Name of Institution which Guaranteed
Delivery:

☐

CHECK HERE TO TENDER A NUMBER OF YOUR SERIES A SHARES THAT IS EQUAL TO THE LESSER OF (I) ALL SERIES A SHARES DESCRIBED IN THE LETTER OF TRANSMITTAL AS OWNED BY YOU AND (II) A “CAP” OWNERSHIP PERCENTAGE (SPECIFIED BY YOU) OF ALL SERIES A SHARES THAT ARE VALIDLY TENDERED AND ACCEPTED FOR EXCHANGE. THUS, FOR EXAMPLE, IF YOU WILL BE PERMITTED TO OWN NO MORE THAN 20% OF ALL DEPOSITARY SHARES OUTSTANDING, YOU OWN 1.2 MILLION SHARES AND YOU MAKE THIS ELECTION AND SPECIFY A 20% OWNERSHIP CAP IN YOUR LETTER OF TRANSMITTAL, (I) IF 5,000,000 SERIES A SHARES ARE TENDERED, YOU WILL BE TREATED AS HAVING TENDERED 1,000,000 OF YOUR SERIES A SHARES (20% OF 5,000,000), BUT (II) IF 6,500,000 SERIES A SHARES ARE TENDERED, YOU WILL BE TREATED AS HAVING TENDERED ALL OF YOUR SERIES A SHARES (BECAUSE THE NUMBER OF SERIES A SHARES YOU OWN IS LESS THAN THE CAP OF 20% OF 6,500,000, WHICH IS 1,300,000). IN THE EVENT THAT YOU CHOOSE THIS ELECTION, AT THE TIME THAT YOU TENDER YOUR SERIES A SHARES, YOU WILL NOT KNOW THE EXACT AMOUNT OF CASH AND NUMBER OF SERIES C SHARES THAT YOU WILL RECEIVE IN THE OFFER. IF YOU DESIRE TO TENDER ALL OR A SPECIFIC NUMBER OF YOUR SERIES A SHARES IN THE OFFER WITHOUT REGARD TO OWNERSHIP RESTRICTIONS, YOU SHOULD NOT CHOOSE THIS ELECTION.

Specify your “cap” ownership percentage here:	%

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

                    Upon the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned tenders to the Company the Series A Shares described in the box above entitled “Description of Series A Preferred Stock Tendered”. Subject to and effective upon the acceptance of the Series A Shares tendered hereby, the undersigned hereby assigns and transfers to the Company all right, title and interest in and to such Series A Shares as are being tendered hereby.

                    The undersigned understands that, if the Series A Shares are accepted in the Offer, the undersigned will receive for each Series A Share acquired by the Company consideration (the “Offer Consideration”) consisting of one Depositary Share plus cash in an amount equal to the amount of unpaid dividends accrued on such tendered Series A Share through and including the Expiration Date.

                    The Offer is subject to certain conditions, including there being validly tendered and not withdrawn at least 4,000,000 Series A Shares. See “The Offer – Conditions to the Offer” in the Offer to Exchange.

                    The undersigned hereby assigns and transfers to the Company, all right, title and interest in and to the Series A Shares tendered by this Letter of Transmittal, and releases and discharges the Company and its officers and directors from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Series A Shares. The undersigned hereby acknowledges receipt of the Offer to Exchange, the terms of which are incorporated herein by reference. The undersigned hereby irrevocably constitutes and appoints the Depositary as its agent and attorney in fact, with full power and authority in its name, place and stead, with full knowledge that the Depositary is also acting as the agent of the Company in connection with the Offer, as the undersigned’s true and lawful representative, attorney in fact and agent with respect to the tendered Series A Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offer to Exchange, to (1) deliver the tendered Series A Shares to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Depositary, as its agent, of the consideration to be exchanged for the tendered Series A Shares, (2) present the tendered Series A Shares for transfer, and to transfer the tendered Series A Shares on the account books maintained by DTC to, or upon the order of, the Company, (3) present the tendered Series A Shares for transfer and/or cancellation, and to transfer the tendered Series A Shares or reflect such cancellation on the books of the Company, and (4) receive all benefits and otherwise exercise all rights of ownership of the tendered Series A Shares, all in accordance with the terms and conditions of the Exchange Offer. Such appointment will be automatically revoked if the Company does not accept the Series A Shares that the undersigned has tendered. The foregoing power of attorney shall terminate upon execution by the Depositary of an instrument of termination that specifies in writing that the foregoing power of attorney is terminated.

                    The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, assign and transfer the Series A Shares tendered hereby, (ii) the undersigned has a net long position in the Series A Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), (iii) the tender of the Series A Shares tendered hereby complies with Rule 14e-4, and (iv) the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby further represents and warrants that the undersigned is the registered owner of the Series A Shares tendered hereby, or the Share Certificate(s) for such Series A Shares have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of such Series A Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the assignment and transfer of the Series A Shares tendered hereby.

                    It is understood that the undersigned will not receive the Offer Consideration for the Series A Shares tendered hereby unless and until the Series A Shares are accepted for exchange and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Series A Shares held in book-entry form, ownership of tendered Series A Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

                    IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE TENDERED SERIES A SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable. This tender may be withdrawn only in accordance with the procedures set forth in the Section of the Offer to Exchange entitled “The Offer-Withdrawal of Tenders”.

                    Unless otherwise indicated herein under “Special Exchange Instructions,” please deliver the Offer Consideration that is payable in exchange for the undersigned’s tendered Series A Shares to the registered holder(s) at the address appearing under the above “Description of Series A Shares Tendered” box. In the event that the box “Special Exchange Instructions” is completed, please deliver any Series A Shares that are not tendered or not accepted for payment to the person or persons and at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Exchange Instructions to transfer any Series A Shares from the name of the registered owner thereof if the Company does not accept for exchange any of the Series A Shares so tendered.

                    UNLESS OTHERWISE INDICATED IN THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED, BY COMPLETING THE ABOVE “DESCRIPTION OF SERIES A PREFERRED STOCK TENDERED” BOX AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED ALL OF THE UNDERSIGNED’S SERIES A SHARES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

                    To be completed ONLY if Share Certificate(s) not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Series A Shares tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than that designated above.

Issue Share Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐          Credit Series A Preferred Stock tendered by book-entry transfer that are not accepted for exchange to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

                    To be completed ONLY if Share Certificate(s) not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Series A Shares Tendered” above.

Deliver Share Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

          This Letter of Transmittal must be signed by the holder(s) of the Series A Shares being tendered exactly as his, her, its or their name(s) appear(s) on the certificate(s) for such Series A Shares or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Series A Shares or by person(s) authorized to become holder(s) by endorsements on certificates for such Series A Shares or by stock powers transmitted with this Letter of Transmittal. Endorsements on Series A Shares and signatures on stock powers by holders(s) not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. If signature is by a trustee, executor, administrator, guardian, attorney in fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company and the Depositary of such person’s authority to so act. See Instruction 1.

(Signature(s) of Stockholder(s))

Dated: __________, 2012

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: __________, 2012

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

                    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Series A Shares) of Series A Shares tendered herewith and such registered owner has not completed the box titled “Special Exchange Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Series A Shares are tendered for the account of an Eligible Institution. See Instruction 5.

                    2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders if (a) Share Certificates are to be forwarded herewith or (b) delivery of Series A Shares is to be made by book-entry transfer. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date.

                    Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Series A Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Exchange. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date, and (c) Share Certificates representing all tendered Series A Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Seires A Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

                    A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

                    THE METHOD OF DELIVERY OF THE SERIES A SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                    No alternative, conditional or contingent tenders will be accepted and no fractional Series A Shares will be acquired. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Series A Shares for exchange.

                    All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate of Series A Shares, will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of or exchange for which may, in the opinion of the Company be unlawful. Subject to the applicable rules and regulation of the Securities Exchange Commission, the Company also reserves the absolute right to waive any defect or irregularity in the tender of any Series A Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. No tender will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in the tender of the Series A Shares in the Offer or will incur any liability for failure to give any such notification. Except as may be otherwise determined by a court, the Company’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal) will be final and binding.

                    3. Prorated Tender. You can elect in the letter of transmittal to tender a number of your Series A Shares that is equal to the lesser of (i) all Series A Shares described in the letter of transmittal as owned by you and (ii) a “cap” ownership percentage (specified by you) of all Series A Shares that are validly tendered and accepted for exchange. Thus, for example, if you will be permitted to own no more than 20% of all Depositary Shares outstanding, you own 1.2 million shares and you make this election and specify a 20% ownership cap in your letter of transmittal, (i) if 5,000,000 Series A Shares are tendered, you will be treated as having tendered 1,000,000 of your Series A Shares (20% of 5,000,000), but (ii) if 6,500,000 Series A Shares are tendered, you will be treated as having tendered all of your Series A Shares (because the number of Series A Shares you own is less than the cap of 20% of 6,500,000, which is 1,300,000). In the event that you choose this election, at the time that you tender your Series A Shares, you will not know the exact amount of cash and number of Series C Shares that you will receive in the Offer. If you desire to tender all or a specific number of your Series A Shares in the Offer without regard to ownership restrictions, you should not choose this election.

                    4. Acknowledgment. By tendering your Series A Shares in accordance with the procedures described in the Offer to Exchange and the Letter of Transmittal, you acknowledge receipt of the Offer to Exchange. You irrevocably constitute and appoint the Depositary as your agent and attorney-in-fact, with full power and authority in your name, place and stead, with full knowledge that the Depositary is also acting as the agent of the Company in connection with the Offer, as your true and lawful representative, attorney-in-fact and agent with respect to the tendered Series A Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offer to Exchange, to (1) deliver the tendered Series A Shares to the Company, together with all accompanying evidences of transfer and authenticity, upon receipt by the Depositary, as its agent, of the Offer Consideration for the tendered Series A Shares, (2) present the tendered Series A Shares for transfer, and to transfer the tendered Series A Shares on the account books maintained by DTC to, or upon the order of, the Company, (3) present the tendered Series A Shares for transfer, and to transfer the tendered Series A Shares on the books of the Company, and (4) receive all benefits and otherwise exercise all rights of ownership of the tendered Series A Shares, all in accordance with the terms and conditions of the Offer. Such appointment will be automatically revoked if the Company does not accept for exchange Series A Shares that a holder has tendered.

                    5. Withdrawal Procedures. Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal prior to the Expiration Date or, if a holder’s Series A Shares are not previously accepted by the Company, beginning 60 days after the commencement of the Offer. Any notice of withdrawal must identify the beneficial owner of the Series A Shares to be withdrawn, including the name of the beneficial owner of the Series A Shares, the name of the person who tendered the Series A Shares, if different, and the number of Series A Shares to be withdrawn. The notice of withdrawal must comply with the requirements set forth in the Offer to Exchange. If a holder tendered Series A Shares pursuant to the procedures for a book-entry transfer, a withdrawal of Series A Shares will only be effective if the appropriate DTC procedures are complied with prior to the Expiration Date of the Offer or, if the holder’s Series A Shares are not previously accepted by us, beginning 60 days after the commencement of the Offer.

If the Company extends the Offer, is delayed in its acceptance of the Series A Shares or is unable to accept Series A Shares pursuant to the Offer for any reason, then, without prejudice to the Company’s rights under the Offer, the Depositary may retain tendered Series A Shares, and those Series A Shares may not be withdrawn except as otherwise provided in the Offer to Exchange, subject to provisions under the Exchange Act that require that the Company must either deliver the Offer Consideration or return tendered Series A Shares promptly after the termination or withdrawal of the Offer. Any Series A Shares withdrawn will be deemed not to have been validly tendered for purposes of the Offer and no Offer Consideration will be paid therefor unless the Series A Shares so withdrawn are validly re-tendered.

                    6. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Series A Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

                    7. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Series A Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Series A Shares which are to be tendered in the column titled “Number of Series A Shares Tendered” in the box titled “Description of Series A Shares Tendered.” In such cases, new certificate(s) for the remainder of the Series A Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Series A Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

                    8. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Series A Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of Series A Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Series A Shares.

                    If any Series A Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                    If any tendered Series A Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

                    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series A Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Series A Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

                    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

                    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Series A Shares listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

                    9. Transfer Taxes. The Company will pay all transfer taxes with respect to the acquisition and transfer of Series A Shares pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the Offer Consideration is to be made to any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, then the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will not be paid by the Company unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

                    Additionally, if the holder owns the Series A Shares through a broker, dealer or other nominee, and the broker, dealer or other nominee tenders the shares on the holders behalf, the broker, dealer or other nominee may charge the holder a fee for doing so. The holder should consult the holder’s broker, dealer or nominee to determine whether any charges will apply.

                    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

                    10. Special Exchange and Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the account at DTC in which Depositary Shares are to be deposited ONLY if such deposit is to be made to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Series A Preferred Stock Tendered” within this Letter of Transmittal. In case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

                    11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at their respective addresses and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from either the Information Agent as set forth below, and will be furnished at the Company’s expense.

                    12. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Series A Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the Offer Consideration otherwise deliverable pursuant to the Offer.

                    NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

                    13. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Company’s stock transfer agent, American Stock Transfer & Trust Company at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

                    14. Waiver of Conditions. Subject to the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Company in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

                    Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Series A Shares are accepted for exchange, is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Series A Shares acquired pursuant to the Offer may be subject to backup withholding.

                    If backup withholding applies, the Depositary is required to withhold 28% of the amount of consideration payable to the tendering stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

                    To prevent backup withholding on the Offer Consideration that is payable to a United States stockholder with respect to Series A Shares acquired by the Company pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Depositary

                    Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of the Offer Consideration otherwise deliverable to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

                    Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	__________________ Social Security Number OR __________________ Employer Identification Number
	Part 2 —FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 3—Certification Under Penalties of Perjury, I certify that:	Part 4— Awaiting TIN ☐
(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
(2)

I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE___________________________________________________DATE_____________________________
NAME___________________________________________________________________________________________
ADDRESS________________________________________________________________________________________
CITY________________________________ STATE ________________ ZIP CODE ___________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF THE OFFER CONSIDERATION OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

          Under current U.S. federal income tax law, a holder of Series A Shares who tenders Series A Shares that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the tendering holder must provide the Depositary with such holder’s correct taxpayer identification number and certify that such holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

          Failure to complete the Substitute Form W-9 will not, by itself, cause the stock certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

          NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF THE OFFER CONSIDERATION OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of —	For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

1.	An individual’s account		The individual	8.	Sole proprietorship account	The owner(4)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(5)

3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, the first individual on the account (1)	10.	Corporate account	The corporation

4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	11.	Religious, charitable, or educational organization account	The organization

5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person(3)	13.	Association, club, or other tax-exempt organization	The organization

7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)

List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

                              Any questions or requests for assistance may be directed to the Information Agent at its telephone number or location listed below. Requests for additional copies of this Offer and the Letter of Transmittal may be directed to the Information Agent at the telephone number or location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com